Roadrunner Announces Agreement to Sell its Prime Distribution Services Business to C.H. Robinson Downers Grove, IL (BUSINESS WIRE) — January 28, 2020 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced it has signed a definitive agreement for the sale of its Prime Distribution Services business to C.H. Robinson Worldwide, Inc. (Nasdaq: CHRW) for $225 million in cash, subject to customary purchase price adjustments. The transaction is subject to customary closing conditions, including regulatory approval, and is expected to close by the end of the first quarter. Prime Distribution Services, headquartered in Plainfield, Indiana, provides a comprehensive suite of retail consolidation solutions, with five food grade warehouse facilities strategically located across the nation and a team of retail supply chain experts dedicated to helping clients achieve compliance with large U.S. retailer delivery and in-stock requirements. The business had revenue of $108.7 million for the year ended December 31, 2019 and is part of the company’s Ascent Global Logistics segment. “The divestiture of Prime Distribution Services is a unique opportunity for us to significantly improve our balance sheet by paying off all borrowings under our ABL and Term Loan Credit Facilities. We believe we are well positioned to execute our strategy of simplifying our portfolio by investing in our remaining Ascent Global Logistics, Active On-Demand and asset light LTL segments. We also believe that our stronger balance sheet will enable us to pursue additional value-creation opportunities, such as incremental organic business expansion and tuck-in acquisitions. We remain committed to improving operating performance, generating attractive returns on invested capital and building long-term shareholder value,” said Curt Stoelting, Chief Executive Officer of Roadrunner. “We have great respect for C.H. Robinson, its management team and employees. We know the C.H. Robinson team shares our commitment to customers and is dedicated to providing quality logistics services that help customers operate and grow their business,” added Stoelting. Oppenheimer & Co. Inc. acted as financial advisor and Debevoise & Plimpton LLC served as legal advisor to Roadrunner on the transaction. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics provider offering a full suite of services and solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload and over-the-road truckload services. Active On-Demand offers premium mission critical air and ground logistics solutions. Ascent Global Logistics offers domestic freight management, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. About C.H. Robinson C.H. Robinson solves logistics problems for companies across the globe and across industries, from the simple to the most complex. With nearly $20 billion in freight under management and 18 million shipments annually, C.H. Robinson is one of the world’s largest logistics platforms. For more information, visit www.chrobinson.com (Nasdaq: CHRW). Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s belief that the divestiture of Prime Distribution Services will significantly improve the company’s balance sheet; that the company is well positioned to invest in its remaining segments; that the company will be enabled to pursue additional value-creation opportunities, such as incremental organic business expansion and tuck-in acquisitions; and the company’s commitment to improving operating performance, generating attractive returns on invested capital and building long-term shareholder value. Forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2018. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com